INVESTORS MUNICIPAL CASH FUND
                   Investors Pennsylvania Municipal Cash Fund
                Supplement to Statement of Additional Information
                              Dated August 1, 1999


The above-listed Fund's non-fundamental investment restrictions have been amended by a vote of the Board of Trustees for the Fund. The following amended and restated non-fundamental policies restate in their entirety the non-fundamental restrictions for the Investors Pennsylvania Municipal Cash Fund only in the section entitled "Investment Restrictions" in the currently effective Statement of Additional Information. In addition, any reference to these policies elsewhere in the Statement of Additional Information is hereby amended.

As a matter of non-fundamental policy, the Fund will not:

o Borrow money in an amount greater than one third of its total assets, except for temporary or emergency purposes.

o    Lend portfolio securities in an amount greater than 5% of its total assets.

o    Invest more than 10% of net assets in illiquid securities.



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